Exhibit 32

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18

OF THE UNITED STATES CODE AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q of TriQuint Semiconductor, Inc. ("TriQuint") for the quarterly period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), each of the undersigned officers of TriQuint, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TriQuint.

The undersigned have executed this Certification effective as of August 7, 2007.

/s/ RALPH G. QUINSEY
Ralph G. Quinsey
President and Chief Executive Officer (Principal Executive Officer)

/s/ STEPHANIE J. WELTY
Stephanie J. Welty
Vice President of Finance and Administration, Secretary and Chief Financial Officer (Principal Financial and Accounting Officer)